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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 11, 2000

                        COVAD COMMUNICATIONS GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Delaware                    000-25271             77-0461529
   STATE OR OTHER JURISDICTION         (COMMISSION           (IRS EMPLOYER
       OF INCORPORATION)                FILE NUMBER)        IDENTIFICATION NO.)




4250 Burton Drive, Santa Clara, California                            95054
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)



       Registrant's telephone number, including area code: (408) 987-1000

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ITEM 5.        OTHER EVENTS.

         On September 25, 2000, Covad Communications Group, Inc. (the "Company") consummated the private placement of $500 million five year 6% convertible senior notes, subject to increase on the exercise of a $75 million over-allotment option. The convertible senior notes were initially sold to Bear, Stearns & Co., Inc., Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. (collectively, the "Initial Purchasers") at a price of 100% for resale under Rule 144A of the Securities Act of 1933, as amended. The convertible senior notes are convertible into the Company's common stock at a conversion price of $17.775, subject to certain adjustments and were issued pursuant to an indenture dated as of September 25, 2000, between the Company and United States Trust Company of New York, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference. Pursuant to the resale registration rights agreement dated as of September 25, 2000, among the Company and the Initial Purchasers, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference, the Company has agreed to (i) file within 90 days of September 25, 2000 and (ii) use its reasonable best efforts to cause to become effective within 180 days of September 25, 2000, a shelf registration statement with respect to the resale of the convertible senior notes and the common stock issuable upon conversion of the convertible senior notes. On September 11, 2000 the Company issued a press release announcing the contemplated private placement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference and on September 20, 2000 issued a press release announcing the agreement to sell the convertible senior notes, a copy of which is attached as Exhibit 99.2 and incorporated herein by reference.

ITEM 7.        EXHIBITS.

     1.1 Purchase Agreement, dated September 19, 2000, among the Company, Bear, Stearns & Co., Inc., Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Deutsche Bank Securities, Inc. and Goldman, Sachs & Co.

     4.1 Indenture, dated as of September 25, 2000, between the Company and United States Trust Company of New York.

     4.2 Specimen 6% Convertible Senior Note, incorporated by reference to Exhibit A included in Exhibit 4.1 above.

     10.1 Resale Registration Rights Agreement, among the Company, Bear, Stearns & Co., Inc., Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Deutsche Bank Securities, Inc. and Goldman, Sachs & Co.

     99.1 Press Release dated September 11, 2000.

     99.2 Press Release dated September 20, 2000.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                COVAD COMMUNICATIONS GROUP, INC.



Date:  September 27, 2000                 By: /s/  TERENCE W. MURPHY
                                              ---------------------------------
                                                   Terence W. Murphy,
                                                   VICE PRESIDENT AND TREASURER

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                                  EXHIBIT INDEX

EXHIBIT         DESCRIPTION

     1.1 Purchase Agreement, dated September 19, 2000, among the Company, Bear, Stearns & Co., Inc., Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Deutsche Bank Securities, Inc. and Goldman, Sachs & Co.

     4.1 Indenture, dated as of September 25, 2000, between the Company and United States Trust Company of New York.

     4.2 Specimen 6% Convertible Senior Note, incorporated by reference to Exhibit A included in Exhibit 4.1 above.

     10.1 Resale Registration Rights Agreement, among the Company, Bear, Stearns & Co., Inc., Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Deutsche Bank Securities, Inc. and Goldman, Sachs & Co.

     99.1 Press Release dated September 11, 2000.

     99.2 Press Release dated September 20, 2000.


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